SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                             BURNHAM INVESTORS TRUST
                     --------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
           ----------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid: $0

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[_] Fee paid previously with preliminary materials:

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[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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
                                [GRAPHIC OMITTED]

                                     BURNHAM
                                INVESTORS TRUST


                            ADJOURNED MEETING NOTICE
                            BURNHAM INVESTORS TRUST
                                 URGENT REQUEST



June 23, 2005

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders for Burnham Investors Trust has been adjourned to August 3, 2005 in order to solicit additional votes. The Meeting has been adjourned to 2:00 p.m. (Eastern time) on August 3, 2005. While we recently mailed proxy information to you, it has come to our attention that we may not have received your vote. Votes of additional shareholders are urgently needed before the Fund can hold its meeting.


EVERY VOTE COUNTS

YOUR VOTE IS IMPORTANT. YOUR VOTE WILL HELP YOUR FUND TO HOLD THIS MEETING AND AVOID THE COST OF ADDITIONAL SOLICITATION, SO WE URGE YOU TO VOTE YOUR PROXY NOW. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

After careful review, your fund's Board has approved the proposals detailed in the proxy statement and urges you to vote "FOR" each proposal. We have retained a professional proxy solicitation firm, Alamo Direct Mail Services, Inc. ("Alamo"), to assist you with any questions regarding the meeting agenda. PLEASE CALL ALAMO TOLL-FREE at 1-866-204-6490 if you should have any questions. Thank you for your attention to this matter.

--------------------------------------------------------------------------------

     For your convenience, please utilize one of the easy methods below to register your vote:

     BY TOUCH-TONE PHONE
     Dial the toll-free number found on your proxy card and follow the simple instructions.

     BY INTERNET.
     Visit HTTP://WWW.PROXYVOTE.COM and enter the 12-digit control number located on your proxy card.

     BY MAIL.
     Simply return your executed proxy in the enclosed postage-paid envelope. HOWEVER, DUE TO THE SHORT TIME FRAME UNTIL THE MEETING, PLEASE TRY TO UTILIZE ONE OF THE ABOVE TWO OPTIONS TO REGISTER YOUR VOTE SO IT MAY BE RECEIVED IN TIME FOR THE MEETING.

--------------------------------------------------------------------------------

                       DON'T HESITATE. PLEASE VOTE TODAY.

                                                                             ADP

                                [GRAPHIC OMITTED]

                                     BURNHAM
                                INVESTORS TRUST


                            ADJOURNED MEETING NOTICE
                            BURNHAM INVESTORS TRUST
                                 URGENT REQUEST


June 23, 2005

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders for Burnham Investors Trust has been adjourned to August 3, 2005 in order to solicit additional votes. The Meeting has been adjourned to 2:00 p.m. (Eastern time) on August 3, 2005. While we recently mailed proxy information to you, it has come to our attention that we may not have received your vote. Votes of additional shareholders are urgently needed before the Fund can hold its meeting.


EVERY VOTE COUNTS

YOUR VOTE IS IMPORTANT. YOUR VOTE WILL HELP YOUR FUND TO HOLD THIS MEETING AND AVOID THE COST OF ADDITIONAL SOLICITATION, SO WE URGE YOU TO VOTE YOUR PROXY NOW. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

After careful review, your fund's Board has approved the proposals detailed in the proxy statement and urges you to vote "FOR" each proposal. We have retained a professional proxy solicitation firm, Alamo Direct Mail Services, Inc. ("Alamo"), to assist you with casting your vote. Should you have any questions regarding the meeting agenda or to vote your proxy over the phone, PLEASE CALL ALAMO TOLL-FREE at 1-866-204-6490. Thank you for your attention.

--------------------------------------------------------------------------------

     For your convenience, please utilize one of the easy methods below to register your vote:

     BY INTERNET.
     Visit HTTPS://VOTE.PROXY-DIRECT.COM and enter the 14-digit control number located on your proxy card.

     BY TOUCH-TONE PHONE.
     Dial 1-866-241-6192 -- this toll-free number is also listed on your proxy card -- and follow the simple instructions.

     BY MAIL.
     Simply return your executed proxy in the enclosed postage-paid envelope. HOWEVER, DUE TO THE SHORT TIME FRAME UNTIL THE MEETING, PLEASE TRY TO UTILIZE ONE OF THE ABOVE TWO OPTIONS TO REGISTER YOUR VOTE SO IT MAY BE RECEIVED IN TIME FOR THE MEETING.

--------------------------------------------------------------------------------


                        DON'T HESITATE. PLEASE VOTE TODAY

                                                                             REG